Microsoft Word 10.0.2627;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

     |X|  Preliminary Information Statement

     |_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

     |_|  Definitive Information Statement


                           SATELLITE ENTERPRISES CORP.
                (Name of Registrant As Specified In Its Charter)


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          (1) Title of each class of  securities to which  transaction  applies:
          (2) Aggregate number of securities to which transaction  applies:
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              pursuant to Exchange Act Rule 0-11 (set forth the amount on  which the filing fee is calculated and state how it was determined):
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          (5) Total fee paid:

     |_| Fee paid previously with preliminary materials.

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          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                           SATELLITE ENTERPRISES CORP.
                             (a Nevada corporation)


                              INFORMATION STATEMENT
                Date first mailed to stockholders: May ____, 2004


                          205 Church Street, Suite 340
                               New Haven, CT 06510
                          (Principal Executive Offices)


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Item 1.   Information Required by Items of Schedule 14A.
          ----------------------------------------------

Introduction.

This Information Statement has been filed with the Securities and Exchange Commission and is being mailed or otherwise furnished to the registered stockholders of Satellite Enterprises Corp. ("Satellite" or the "Company") in connection with the prior approval by the board of directors of Satellite, and receipt by the board of approval by written consent of the holders of a majority of Satellite's outstanding shares of common stock, of a resolution to, amend Article 4 of the Articles of Incorporation of Satellite by increasing the number of authorized shares from 200,000,000 shares of common stock to 500,000,000 shares of common stock, all with a par value of $0.001 per share, and correspondingly increase the number of issued and outstanding shares of common stock held by each stockholder of record, as a result of a 200 percent stock dividend,

(the "Amendment").

Section 78.320 of the Nevada Revised Statutes and the By-laws of Satellite provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action.

On March 11, 2004, the board of directors of Satellite approved and recommended the Amendment. Subsequently, the holders of a majority of the voting power signed and delivered to Satellite written consents approving the Amendment, in lieu of a meeting. Since the holders of the required majority of shares of common stock have approved the Amendment, no other votes are required or necessary and no proxies are being solicited with this Information Statement.

Satellite has obtained all necessary corporate approvals in connection with the Amendment and your consent is not required and is not being solicited in connection with the approval of the Amendment. This Information Statement is furnished solely for the purpose of informing stockholders in the manner required under the Securities Exchange Act of 1934 of these corporate actions before they take effect.

This Information Statement is dated May 14, 2004 and is first being mailed to stockholders on or about May 25, 2004. Only shareholders of record at the close of business on May 14, 2004 are entitled to receive this Information Statement.

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                                 Effective Date
                                 --------------

The Amendment will not become effective until (i) 21 days from the date this Information Statement is first mailed to the stockholders, or, (ii) such later date as approved by the board of directors, in its sole discretion. An amended Articles of Incorporation for Satellite Enterprises Corp. has been filed with the Secretary of State of Nevada, on March 11, 2004 a copy of which is attached as Exhibit 3 to Form 8-K dated April 5, 2004 which have been filed with the Securities and Exchange Commission, may be accessed through the Edgar archives, at www.sec.gov and is incorporated herein by reference.

Dissenter's Rights Of Appraisal
-------------------------------

Neither the Articles and Bylaws of Satellite nor the Nevada Revised Statutes provide for dissenters' rights of appraisal in connection with the Amendment.

Stock Certificates
------------------

Stockholders will not be required to exchange their stock certificates for new certificates representing the shares of common stock after giving effect to the Amendment with our Transfer Agent. Upon the effective date, Signature Stock Transfer, Inc. (the "Transfer Agent"), of 2301 Ohio Drive, Suite 100, Plano, Texas 75093, telephone number (972) 612-4120, will issue to the stockholder a new certificate representing the additional number of shares of common stock, as the result of the Amendment. For example, if a stockholder owns ten shares of existing common stock as of the effective date, then that stockholder will own 30 shares of common stock resulting from the Amendment, the Transfer Agent will issue to that stockholder a certificate representing 20 additional shares of common stock the stockholder will be entitled to as a result of the Amendment in addition to the existing ten shares.

The certificates representing shares of new common stock will contain the same restrictive legend as is on the shares of existing common stock owned by the stockholder. As applicable, the time period during which a stockholder has held the existing common stock will be included in the time period during which such stockholder actually holds the certificates representing the additional new common stock received as a result of the 200 percent stock dividend for the purposes of determining the term of the restrictive period applicable to the new common stock.

Voting Securities And Principal Holders Thereof
-----------------------------------------------

As of March 11, 2004 there are 65,962,515 shares of common stock outstanding, each of which is entitled to one vote for the purpose of approving the Amendment.

Only shareholders of record at the close of business on May 14, 2004 are entitled to receive this Information Statement.

Security   Ownership  Of  Executive   Officers,   Directors   And  Five  Percent
--------------------------------------------------------------------------------
Stockholders
------------

The following table sets forth certain information as of March 11, 2004 concerning the common stock owned by each officer and director of the Company, and each other person known to the Company to be the beneficial owner of more than 5% of the Company's common stock. Unless otherwise indicated, the address for each listed stockholder is c/o Satellite Enterprises Corp., 205 Church Street, Suite 340, New Haven, Connecticut 06510.

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
Name and Address                                     Shares Owned     Percentage
----------------                                     ------------     ----------
Roy Piceni                                            42,000,000        63.7%

Neils Reijers                                            165,440         0.3%

Jerry Gruenbaum                                                0         0.0%

Steve Mannen                                                   0         0.0%

                                                     -----------      ----------
All officers and directors as group (3 persons):      42,165,440        70.0%
                                                     ===========      ==========

Reasons for the Amendment
-------------------------

The amendment to the Articles of Incorporation of Satellite to increase the authorized capital is being made, in part, to provide Satellite with more flexibility and opportunities to conduct equity financings.

Item 2. Statement That Proxies Are Not Solicited
        ----------------------------------------

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Item 3. Interest of Certain Persons in or Opposition to Matters to Be Acted Upon
        ------------------------------------------------------------------------

The board of directors approved the Amendment on March 11, 2004. At that time and as of the date of this Information Statement, the directors and officers of Satellite beneficially owned 70% of all shares of common stock of Satellite and, accordingly, had an interest in the Amendment.

Item 4. Proposals by Security Holders.
        ------------------------------

Not applicable as no proposals submitted.

Additional Information
----------------------

Additional information concerning Satellite, including its annual report on Form 10-KSB for the fiscal year ended December 31, 2003, which have been filed with the Securities and Exchange Commission, may be accessed through the Edgar archives, at www.sec.gov and is incorporated herein by reference.

May 14, 2004

By Order of the Board of Directors

/s/Roy Piceni
-------------
Roy Piceni
President and Director

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